UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds U . S . E Q U I T Y D I V I D E N D A N D P R E M I U M F U N D Annual Report December 31, 2005 A portfolio that has the potential to deliver growth and income from large-cap, dividend-paying stocks, while seeking attractive cash flow through option call writing.

Goldman Sachs U.S. Equity Dividend and Premium Fund The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options. Writing (selling) call options may reduce, but not eliminate, the risk of owning stocks. However, it also limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. In addition, the Fund may also experience a loss on the expiration date of a call position if the value of the Fund’s portfolio securities has fallen since the purchase date of the securities by an amount greater than the premium received for the option that was sold. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar Fund that is not tax-managed. This is because the Investment Adviser to the Fund may choose not to make certain sales of securities that may result in taxable distributions. Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. IRS Circular 230 disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. The Fund may also invest in Real Estate Investment Trusts (“REITs”). REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may make investments in derivative instruments, including, options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium Fund?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. Its portfolio consists primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Fund looks to generate an attractive after-tax cash flow.

Goldman Sachs' U.S. Equity Dividend and Premium Fund Investment Process

1 STOCK SELECTION

A diversified portfolio:

- Create a diversified large-cap equity portfolio that participates in all industries and sectors.
- Emphasize higher dividend-paying stocks within each industry and sector.

Call options:

- The Fund utilizes index call writing to enhance its cash flow.

2 PORTFOLIO CONSTRUCTION

- We use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

3 RESULT

- A fully invested, style-consistent portfolio.
- Attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.
- The Fund seeks to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

[1] A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provisions in the Internal Revenue Code for taxable years beginning after December 31, 2008.

1

P O R T F O L I O R E S U L T S U.S. Equity Dividend and Premium Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs U.S. Equity Dividend and Premium Fund from its inception on August 31, 2005 through December 31, 2005. Performance Review From the period since its inception on August 31, 2005 through December 31, 2005, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 2.02%, 1.82% and 2.19%, respectively. These returns compare to the 2.91% and -0.44% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively, over the same period. During the period from the Fund’s inception, we wrote a series of index call options maturing on Dec. 17, 2005. These call options obligate us to sell the index at a specified price, also known as the “strike price.” Some of these options were exercised “in the money.” This means the underlying security’s value was above the strike price and some of these options therefore required a cash payment from the Fund. However, overall these options provided additional cash flow, but limited a portion of the Fund’s portfolio in the stock market’s appreciation. The Fund made its first distribution of income on September 29, 2005 and a more substantial distribution of both quarterly income and annual capital gains on December 8, 2005. The small size of the first distribution reflected the short operating history of the Fund. The second quarterly income distribution reflected a full quarter of operations. Market Review From the Fund’s inception through December 31, 2005, the overall stock market, as measured by the S&P 500 Index, generated a modest gain. Unlike the fourth quarters of 2003 and 2004 when the S&P 500 Index returned 12.18% and 9.23%, respectively, the Index returned only 2.09% in the last three months of 2005. The bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned -0.44% during the reporting period. Inflationary pressures caused bond yields to rise (and prices to fall) over that period. Portfolio Positioning and Highlights As of the end of the reporting period, the Fund maintained a broadly diversified equity portfolio with 153 holdings. The Fund’s industry and sector weights were similar to those of the S&P 500 Index as of the end of the year. Within each industry, we generally favored stocks with higher dividend yields. Writing index call options increases portfolio cash flow and reduces portfolio volatility. However, it also reduces participation in equity market appreciation. We continue to believe that a higher-dividend equity portfolio supplemented with index call writing offers a combination of cash flow and growth prospects that are appropriate for many investors. As such, we are comfortable with the current positioning of the Fund. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team January 18, 2006 2

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2005

Assets Under Management

$43.8 Million

Number of Holdings

153

NASDAQ SYMBOLS

Class A Shares

GSPAX

Class C Shares

GSPQX

Institutional Shares

GSPKX

PERFORMANCE REVIEW

August 31, 2005–December 31, 2005	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Lehman Brothers Aggregate Bond Index[3]
Class A	2.02%	2.91%	-0.44%
Class C	1.82	2.91	-0.44
Institutional	2.19	2.91	-0.44

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The S&P 500 Index is the Standard & Poor's 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3] The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[4]

For the period ending December 31, 2005	Since Inception (8/31/05)
Class A	-3.57%
Class C	0.81
Institutional	2.19

[4] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 12/31/05[5]

Holding	% of Net Assets	Line of Business
General Electric Co.	4.3%	Industrial Conglomerates
Citigroup, Inc.	3.2	Diversified Financials
Bank of America Corp.	2.6	Banks
Johnson & Johnson	2.3	Pharmaceuticals
Intel Corp.	2.3	Semiconductor Equipment & Products
Microsoft Corp.	2.3	Software
International Business Machines Corp.	2.2	Computer & Peripherals
Exxon Mobil Corp.	2.1	Oil & Gas
AT&T, Inc.	1.9	Diversified Telecommunications
Hewlett-Packard Co.	1.7	Computer & Peripherals

[5] The top 10 holdings may not be representative of the Fund's future investments.

3

F U N D B A S I C S S E C T O R A L L O C AT I O N A S O F 1 2 / 3 1 / 0 5 [6] Percentage of Portfolio 25% 22.2% 20% 15% 13.7% 12.9% 12.3% 10.8% 10% 8.3% 7.4% 4.0% 4.0% 4.4% 5% 0% Consumer Discretionary Consumer Staples Energy Financials Health Care Industrials Information Technology Materials Telecommunication Services Utilities [6] The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. 4

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 99.8%

Aerospace & Defense – 0.4%
700	Precision Castparts Corp.	$36,267
1,450	Raytheon Co.	58,218
600	The Boeing Co.	42,144
700	United Technologies Corp.	39,137

		175,766

Air Freight & Couriers – 0.5%
2,800	United Parcel Service, Inc. Class B	210,420

Auto Components – 0.0%
100	Johnson Controls, Inc.	7,291

Automobiles – 1.3%
62,850	Ford Motor Co.	485,202
1,700	General Motors Corp.	33,014
700	Harley-Davidson, Inc.	36,043

		554,259

Banks – 9.0%
25,150	Bank of America Corp.	1,160,672
1,200	Bank of New York Co., Inc.	38,220
1,500	BB&T Corp.	62,865
4,300	First Horizon National Corp.	165,292
11,550	National City Corp.	387,734
20,150	New York Community Bancorp, Inc.	332,878
1,000	PNC Financial Services Group, Inc.	61,830
20,000	U.S. Bancorp	597,800
10,950	Wachovia Corp.	578,817
11,050	Washington Mutual, Inc.	480,675
900	Wells Fargo & Co.	56,547

		3,923,330

Beverages – 1.1%
200	PepsiCo, Inc.	11,816
11,750	The Coca-Cola Co.	473,643

		485,459

Biotechnology – 1.0%
4,950	Amgen, Inc.*	390,357
100	Genentech, Inc.*	9,250
650	Gilead Sciences, Inc.*	34,210

		433,817

Building Products – 0.1%
1,800	Masco Corp.	54,342

Chemicals – 2.0%
5,400	Dow Chemical Co.	236,628
13,850	E.I. du Pont de Nemours & Co.	588,625
1,100	Eastman Chemical Co.	56,749

		882,002

Commercial Services & Supplies – 2.1%
10,100	Automatic Data Processing, Inc.	463,489
700	Avery Dennison Corp.	38,689
13,000	Deluxe Corp.	391,820
1,000	Paychex, Inc.	38,120

		932,118

Communications Equipment – 1.7%
10,650	Motorola, Inc.	240,583
12,200	QUALCOMM, Inc.	525,576

		766,159

Computers & Peripherals – 4.4%
2,800	Apple Computer, Inc.*	201,292
26,500	Hewlett-Packard Co.	758,695
11,500	International Business Machines Corp.	945,300

		1,905,287

Containers & Packaging – 0.2%
1,300	Bemis Co., Inc.	36,231
1,500	Packaging Corp. of America	34,425

		70,656

Diversified Financials – 8.7%
10,950	Allied Capital Corp.	321,601
8,700	American Capital Strategies Ltd.	315,027
650	American Express Co.	33,449
15,650	Ameritrade Holding Corp.*	375,600
28,700	Citigroup, Inc.	1,392,811
4,400	Freddie Mac	287,540
4,000	IndyMac Bancorp, Inc.	156,080
16,600	J.P. Morgan Chase & Co.	658,854
1,800	Morgan Stanley	102,132
3,400	Principal Financial, Inc.	161,262
50	Student Loan Corp.	10,462

		3,814,818

Diversified Telecommunications – 4.0%
33,100	AT&T, Inc.	810,619
8,050	BellSouth Corp.	218,155
19,000	Citizens Communications Co.	232,370
11,200	Sprint Nextel Corp.	261,632
7,750	Verizon Communications, Inc.	233,430

		1,756,206

Electrical Equipment – 1.3%
7,450	Emerson Electric Co.	556,515

Electrical Utilities – 2.6%
4,300	Ameren Corp.	220,332
5,050	Consolidated Edison, Inc.	233,967
300	Great Plains Energy, Inc.	8,388
8,250	Progress Energy, Inc.	362,340
9,450	Southern Co.	326,308

		1,151,335

Energy Equipment & Services – 1.9%
3,550	GlobalSantaFe Corp.	170,932
6,800	Schlumberger Ltd.	660,620

		831,552

Food & Drug Retailing – 1.4%
7,600	Albertson’s, Inc.	162,260
5,650	Whole Foods Market, Inc.	437,254

		599,514

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement of Investments (continued)

December 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Food Products – 1.3%
3,700	ConAgra Foods, Inc.	$75,036
3,100	Kraft Foods, Inc.	87,234
2,450	Pilgrim’s Pride Corp.	81,242
18,050	Sara Lee Corp.	341,145

		584,657

Gas Utilities – 0.5%
6,150	Peoples Energy Corp.	215,681

Healthcare Equipment & Supplies – 1.7%
10,550	Baxter International, Inc.	397,207
3,750	Becton, Dickinson and Co.	225,300
1,200	Guidant Corp.	77,700
100	Hillenbrand Industries, Inc.	4,941
650	Medtronic, Inc.	37,421

		742,569

Healthcare Providers & Services – 1.9%
500	Aetna, Inc.	47,155
500	Cardinal Health, Inc.	34,375
10,300	HCA, Inc.	520,150
300	UnitedHealth Group, Inc.	18,642
2,650	WellPoint, Inc.*	211,443

		831,765

Hotels, Restaurants & Leisure – 2.9%
6,450	Carnival Corp.	344,881
700	International Game Technology	21,546
13,200	McDonald’s Corp.	445,104
7,500	Starwood Hotels & Resorts Worldwide, Inc.	478,950

		1,290,481

Household Durables – 2.2%
11,850	Lancaster Colony Corp.	439,042
500	Leggett & Platt, Inc.	11,480
18,850	Newell Rubbermaid, Inc.	448,253
700	The Stanley Works	33,628
1,500	Tupperware Corp.	33,600

		966,003

Household Products – 1.6%
6,100	Kimberly-Clark Corp.	363,865
5,525	Procter & Gamble Co.	319,787

		683,652

Industrial Conglomerates – 6.4%
6,050	3M Co.	468,875
53,550	General Electric Co.	1,876,927
6,600	Honeywell International, Inc.	245,850
2,050	Reynolds American, Inc.	195,427

		2,787,079

Insurance – 3.8%
3,700	American International Group, Inc.	252,451
2,700	Arthur J. Gallagher & Co.	83,376
1,100	Lincoln National Corp.	58,333
5,900	MetLife, Inc.	289,100
16,700	Old Republic International Corp.	438,542
5,500	Prudential Financial, Inc.	402,545
1,400	StanCorp Financial Group, Inc.	69,930
1,100	The Allstate Corp.	59,477
500	The St. Paul Travelers Cos., Inc.	22,335

		1,676,089

Internet Software & Services – 0.7%
750	Google, Inc.*	311,145

IT Consulting & Services – 0.4%
6,400	Accenture Ltd.	184,768

Leisure Equipment & Products – 0.7%
1,400	Brunswick Corp.	56,924
16,600	Mattel, Inc.	262,612

		319,536

Machinery – 2.2%
8,600	Caterpillar, Inc.	496,822
900	Deere & Co.	61,299
5,850	PACCAR, Inc.	404,995

		963,116

Media – 2.1%
1,100	Catalina Marketing Corp.	27,885
23,000	Regal Entertainment Group	437,460
19,550	The Walt Disney Co.	468,613

		933,958

Metals & Mining – 1.8%
2,550	Freeport-McMoRan Copper & Gold, Inc. Series B	137,190
1,500	Phelps Dodge Corp.	215,805
6,600	Southern Copper Corp.	442,068

		795,063

Multi-Utilities – 1.2%
19,550	Duke Energy Corp.	536,648

Multiline Retail – 0.3%
2,400	Wal-Mart Stores, Inc.	112,320

Office Electronics – 0.1%
1,700	Xerox Corp.*	24,905

Oil & Gas – 6.4%
8,800	Chevron Corp.	499,576
2,700	ConocoPhillips	157,086
16,600	Exxon Mobil Corp.	932,422
5,200	Kinder Morgan, Inc.	478,140
7,050	Occidental Petroleum Corp.	563,154
3,300	Valero Energy Corp.	170,280

		2,800,658

Personal Products – 0.7%
9,300	Estee Lauder Companies, Inc.	311,364

Pharmaceuticals – 7.7%
17,550	Bristol-Myers Squibb Co.	403,299
8,200	Eli Lilly & Co.	464,038
17,050	Johnson & Johnson	1,024,705

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – (continued)
15,200	Merck & Co., Inc.	$483,512
17,100	Pfizer, Inc.	398,772
13,100	Wyeth	603,517

		3,377,843

Real Estate – 0.6%
6,100	New Century Financial Corp.	220,027
800	Simon Property Group, Inc. (REIT)	61,304

		281,331

Road & Rail – 0.1%
300	Union Pacific Corp.	24,153

Semiconductor Equipment & Products – 3.2%
40,850	Intel Corp.	1,019,616
1,600	KLA-Tencor Corp.	78,928
5,400	Microchip Technology, Inc.	173,610
3,900	Texas Instruments, Inc.	125,073

		1,397,227

Software – 2.4%
38,200	Microsoft Corp.	998,930
3,950	Symantec Corp.*	69,125

		1,068,055

Specialty Retail – 1.2%
400	Best Buy Co., Inc.	17,392
7,200	Limited Brands, Inc.	160,920
500	Lowe’s Companies, Inc.	33,330
4,900	RadioShack Corp.	103,047
3,150	Staples, Inc.	71,537
3,000	The Home Depot, Inc.	121,440

		507,666

Textiles & Apparel – 0.1%
600	Nike, Inc. Class B	52,074

Tobacco – 1.3%
7,500	Altria Group, Inc.	560,400

Trading Companies & Distributors – 0.6%
2,250	Genuine Parts Co.	98,820
4,250	MSC Industrial Direct Co., Inc.	170,935

		269,755

TOTAL COMMON STOCKS
(Cost $42,913,955)		$43,720,807

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2005, the following futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Loss

S&P Mini 500 Index	4	March 2006	$250,960	$(4,348)

WRITTEN OPTIONS — For the period ended December 31, 2005, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding August 31, 2005	—	$—

Contracts written	216	610,664
Contracts exercised	(97)	(238,513)
Contracts expired	(5)	(4,145)

Contracts Outstanding December 31, 2005	114	$368,006

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement of Investments (continued)

December 31, 2005

ADDITIONAL INVESTMENT INFORMATION (continued)

At December 31, 2005, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

S & P 500 Index	$1265	(23)	February 2006	$(34,730)
S & P 500 Index	1250	(2)	March 2006	(5,700)
S & P 500 Index	1265	(27)	March 2006	(55,350)
S & P 500 Index	1260	(31)	March 2006	(80,600)
S & P 500 Index	1275	(11)	March 2006	(19,140)
S & P 500 Index	1270	(20)	March 2006	(38,400)

(Premium Received $368,006)				$(233,920)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $42,913,955)	$43,720,807
Cash	532,050
Receivables:
Investment securities sold	690,991
Due from affiliated broker	375,648
Fund shares sold	272,950
Dividends and interest	135,844
Deferred offering costs	80,682
Reimbursement from adviser	33,793
Securities lending income	701

Total assets	45,843,466

Liabilities:

Payables:
Investment securities purchased	1,566,840
Options written, at value (premium received $368,006)	233,920
Amounts owed to affiliates	38,451
Amounts owed to affiliated broker	12,233
Accrued expenses and other liabilities	203,305

Total liabilities	2,054,749

Net Assets:

Paid-in capital	43,533,032
Accumulated undistributed net investment income	28,106
Accumulated net realized loss on investment, options and futures transactions	(709,011)
Net unrealized gain on investments, options and futures	936,590

NET ASSETS	$43,788,717

Net Assets:
Class A	$38,976,967
Class C	1,030,737
Institutional	3,781,013

Shares outstanding:
Class A	3,863,314
Class C	102,197
Institutional	374,494

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	4,340,005

Net asset value, offering and redemption price per share:(a)
Class A	$10.09
Class C	10.09
Institutional	10.10

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $10.68. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement of Operations

For the Period Ended December 31, 2005(c)

Investment income:

Dividends	$391,774
Interest (including securities lending income of $2,218)	10,727

Total income	402,501

Expenses:

Management fees	59,681
Amortization of offering costs	38,316
Professional fees	30,205
Custody and accounting fees	29,716
Printing fees	22,675
Distribution and Service fees(a)	15,494
Transfer agent fees(b)	11,913
Registration fees	8,464
Trustee fees	766
Other	5,133

Total expenses	222,363

Less — expense reductions	(131,566)

Net expenses	90,797

NET INVESTMENT INCOME	311,704

Realized and unrealized gain (loss) on investment, options and futures transactions:

Net realized loss from:
Investment transactions	(343,950)
Futures transactions	(28,725)
Written options	(262,789)
Net change in unrealized gain (loss) on:
Investments	806,852
Futures	(4,348)
Written options	134,086

Net realized and unrealized gain on investment, options and futures transactions	301,126

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$612,830

(a)	Class A and Class C Shares had Distribution and Service fees of $14,236 and $1,258, respectively.
(b)	Class A, Class C and Institutional Class Shares had Transfer agent fees of $10,819, $239 and $855, respectively.
(c)	U.S. Equity Dividend and Premium Fund commenced operations on August 31, 2005.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement of Changes in Net Assets

For the Period Ended December 31, 2005(a)

From operations:

Net investment income	$311,704
Net realized loss on investment, options and futures transactions	(635,464)
Net change in unrealized gain on investments, options and futures	936,590

Net increase in net assets resulting from operations	612,830

Distributions to shareholders:

From net investment income:
Class A Shares	(239,672)
Class C Shares	(4,667)
Institutional Shares	(39,365)
From net realized gain:
Class A Shares	(65,394)
Class C Shares	(1,529)
Institutional Shares	(7,946)

Total distributions to shareholders	(358,573)

From share transactions:

Proceeds from sales of shares	48,851,071
Reinvestment of dividends and distributions	306,673
Cost of shares repurchased	(5,623,284)

Net increase in net assets resulting from share transactions	43,534,460

NET INCREASE	43,788,717

Net assets:

Beginning of period	—

End of period	$43,788,717

Accumulated undistributed net investment income	$28,106

(a)	U.S. Equity Dividend and Premium Fund commenced operations on August 31, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Fund”), which commenced operations on August 31, 2005. The Fund is a diversified portfolio offering three classes of shares — Class A, Class C and Institutional.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

D. Offering Costs — Offering costs paid in connection with the offering of shares of the U.S. Equity Dividend and Premium Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.

E. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or from tax return of capital.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of its custodian, with a marked-to-market value equal to or greater than the market value of the corresponding transactions.

H. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Notes to Financial Statements (continued)

December 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss from the sale of the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual rate of 0.75% on the first $1 billion, 0.68% over $1 billion to $2 billion and 0.65% over $2 billion of the Fund’s average daily net assets.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period ended December 31, 2005, GSAM reimbursed approximately $131,000.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

3. AGREEMENTS (continued)
     In addition, GSAM has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the period ended December 31, 2005, custody fees were reduced by approximately $600.
     The Trust, on behalf the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% and 0.75% of the Fund’s average daily net assets attributable to Class A and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class C Shares.
     Goldman Sachs serves as Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class C contingent deferred sales charges. During the period ended December 31, 2005, Goldman Sachs has advised the Fund that it retained approximately $6,400 from Class A, and did not retain any amounts from Class C Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A and Class C Shares and 0.04% of the average daily net assets for Institutional shares.
     At December 31, 2005, the amounts owed to affiliates were approximately $24,700, $7,900 and $5,800 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2005, were $49,219,393 and $5,961,488, respectively. For the period ended December 31, 2005, Goldman Sachs earned approximately $6,000 of brokerage commissions from portfolio transactions, including futures transactions and written options, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Notes to Financial Statements (continued)

December 31, 2005

5. SECURITIES LENDING (continued)
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the period ended December 31, 2005, is reported parenthetically on the Statements of Operations. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. As of December 31, 2005 there were no outstanding securities on loan.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended December 31, 2005, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Distributions paid from:
Ordinary income	$313,854
Net long-term capital gains	44,719

Total taxable distributions	$358,573

     As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$28,106
Undistributed long-term capital gains	150

Total undistributed earnings	$28,256
Timing differences (post October losses)	(372,200)
Unrealized gains — net	599,629

Total accumulated earnings — net	$255,685

     At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$43,121,178

Gross unrealized gain	998,962
Gross unrealized loss	(399,333)

Net unrealized security gain	$599,629

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Notes to Financial Statements (continued)

December 31, 2005

7. TAX INFORMATION (continued)
     The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and net mark to market gains on section 1256 options and futures contracts.
     In order to present certain components of the Fund’s capital accounts on a tax basis, the Fund has reclassified $106 to accumulated undistributed net investment income and $1,322 to accumulated net realized loss on investments from paid in capital. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of organizational costs and underlying fund investments.

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Fund.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended
	December 31, 2005(a)

	Shares	Dollars

Class A Shares
Shares sold	3,878,456	$39,054,754
Reinvestment of dividends and distributions	26,195	266,863
Shares repurchased	(41,337)	(425,087)

	3,863,314	38,896,530

Class C Shares
Shares sold	104,166	1,045,073
Reinvestment of dividends and distributions	1	9
Shares repurchased	(1,970)	(20,234)

	102,197	1,024,848

Institutional Shares
Shares sold	874,728	8,751,244
Reinvestment of dividends and distributions	3,916	39,801
Shares repurchased	(504,150)	(5,177,963)

	374,494	3,613,082

NET INCREASE	4,340,005	$43,534,460

(a)	Commencement date of operations for the U.S. Equity Dividend and Premium Fund was August 31, 2005 for all share classes.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE PERIOD ENDED DECEMBER 31,

2005 - A (commenced August 31, 2005)	$10.00	$0.13	$0.07	$0.20	$(0.09)	$(0.02)	$(0.11)
2005 - C (commenced August 31, 2005)	10.00	0.12	0.06	0.18	(0.07)	(0.02)	(0.09)
2005 - Institutional (commenced August 31, 2005)	10.00	0.13	0.09	0.22	(0.10)	(0.02)	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		total expenses		income		Portfolio
at end	Total	period	to average		average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.09	2.02%	$38,977	1.24	%(c)	3.98	%(c)	2.61	%(c)	2.61	%(c)	21%
10.09	1.82	1,031	1.99	(c)	3.65	(c)	3.20	(c)	2.43	(c)	21
10.10	2.19	3,781	0.82	(c)	3.76	(c)	3.25	(c)	1.33	(c)	21

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — U.S. Equity Dividend and Premium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Equity Dividend and Premium Fund (the “Fund”), a portfolio of the Goldman Sachs Trust, at December 31, 2005, and the results of its operations, the change in its net assets and the financial highlights for the period August 31, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. The financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the U.S. Equity Dividend and Premium Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at December 31, 2005, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2006

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

 Fund Expenses (Unaudited) — Period Ended December 31, 2005

As a shareholder of Class A, Class C or Institutional Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C and Institutional Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 31, 2005 through December 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund#

	Beginning Account	Ending Account Value		Expenses Paid from
Share Class	Value 8/31/05	12/31/05		8/31/05 to 12/31/05*

Class A
Actual	$1,000.00	$1,020.20		$4.23
Hypothetical 5% return	1,000.00	1,012.55	+	4.22

Class C
Actual	1,000.00	1,018.20		6.77
Hypothetical 5% return	1,000.00	1,010.00	+	6.75

Institutional
Actual	1,000.00	1,021.90		2.81
Hypothetical 5% return	1,000.00	1,013.94		2.80

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional

U.S. Equity Dividend and Premium	1.24%	1.99%	0.82%

+	Hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

#	The Fund commenced operations on August 31, 2005.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Fund”), a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”), commenced investment operations on August 31, 2005.

     In connection with the Fund’s organization, the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund was approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 16, 2005 (the “Meeting”).
     At the Meeting the Trustees reviewed the Management Agreement as it applied to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s services; the fees and expenses to be paid by the Fund; the Investment Adviser’s anticipated costs; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds.
     In connection with the Meeting, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon their knowledge of the Investment Adviser resulting from their meetings and other interactions throughout the year, including recent meetings at which the Trustees considered the renewal of the Investment Adviser’s management agreements for other investment portfolios of the Trust.
     In connection with their approval of the Management Agreement for the Fund, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other non-advisory services that would be provided by the Investment Adviser and its affiliates for the Fund. These services included services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser would receive compensation in connection with the execution of the Fund’s portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Fund. The Trustees concluded that the Investment Adviser was able to provide quality services to the Fund. In this regard, the Trustees noted that, although the Fund was new and did not have a prior performance record, the Investment Adviser did have past experience in managing other equity dividend investment portfolios for other clients.
     The Board of Trustees also considered the proposed contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the fees paid by the Fund and the Fund’s projected total operating expense ratios was compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and total operating expense ratios were compiled by a third-party consultant. More particularly, the analyses compared the Fund’s management fee and projected expenses to a relevant peer group and category median. In addition, the analyses compared the Fund’s other expenses to those of the peer group and median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fee payable by the Fund.
     In addition, in connection with the approval of the Management Agreement, the Board approved the following breakpoints in the contractual management fee rate for that Fund:

U.S. Equity Dividend
and Premium Fund

Up to $1 billion	0.75%

Next $1 billion	0.68

Over $2 billion	0.65

In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the Fund’s projected assets and the fee comparisons that had been provided. The Trustees noted again that the Fund was new and that the costs of the Investment Adviser in providing its services, as well as the related profitability information, would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s total expense ratios (excluding certain expenses) to specified levels.
     The Trustees also considered the other benefits that would be derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services that may be received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund.
     After deliberation, the Trustees concluded at the Meeting that the proposed management fee to be paid by Fund was reasonable in light of the services to be provided by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Goldman Sachs U.S. Equity Dividend and Premium Fund — Tax Information (Unaudited)

For the year ended December 31, 2005, 71.97% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $44,719 as capital gain dividends paid during its year ended December 31, 2005.

For the year ended December 31, 2005, 96.37% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the **Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $526.4 billion in assets under management as of December 31, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results
- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products
- Thoughtful Solutions
- Risk Management

Outstanding Client Service
- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

Specialty Funds
- Tollkeeper Fund℠
- Structured Tax-Managed Equity Fund[2]
- U.S. Equity Dividend and Premium Fund
- Real Estate Securities Fund

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- Government Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- California Intermediate AMT-Free Fund
- New York Intermediate AMT-Free Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

Domestic Equity Funds
- Small Cap Value Fund
- Structured Small Cap Equity Fund[2]
- Small/Mid Cap Growth Fund
- Growth Opportunities Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- Structured Large Cap Growth Fund[2]
- Structured Large Cap Value Fund[2]
- Structured U.S. Equity Fund[2]

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

International Equity Funds
- Asia Equity Fund[2]
- Emerging Markets Equity Fund
- International SmallCap Fund[2]
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- Structured International Equity Fund[2]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2] Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

The Goldman Sachs Research Select Fund℠ and Tollkeeper Fund℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke G O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters.When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: March 1, 2006 06-334 USEQDIVAR / 1.1K / 02-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2005	2004	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$762,000	$717,800	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$427,000	$450,500	Financial statement audits

Audit-Related Fees

• PwC	$227,400	$198,800	Other attest services

• E&Y	$0	$0

Tax Fees

• PwC	$176,800	$175,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$84,850	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees

• E&Y	$0	$10,000	Research and discussion on amortization methodologies

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2005	2004	Description of Services Rendered
Audit-Related Fees

• PwC	$683,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• E&Y	$18,325	$0	Audit related time borne by the funds’ adviser

Tax Fees

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees

• PwC	$0	$23,500	Review of fund merger documents.

• E&Y	$309,782	$18,000	Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005); Review of fund merger documents (2004).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2005 and December 31, 2004 were approximately $404,200 and $374,700, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. The 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2005 and December 31, 2004 were approximately $84,850 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. The 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2006